                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              SPARTON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              SPARTON CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
       Not Applicable

(2) Aggregate number of securities to which transaction applies:
       Not Applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       Not Applicable

(4) Proposed maximum aggregate value of transaction:
       Not Applicable

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
       Not Applicable

(2) Form, schedule or registration statement no.:
       Not Applicable

(3) Filing party:
       Not Applicable

(4) Date filed:
       Not Applicable

                              SPARTON CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of SPARTON CORPORATION will be held at the offices of the Corporation, 2400 East Ganson Street, Jackson, Michigan 49202, on Wednesday, October 26, 1994, at 10 o'clock a.m., local time, for the following purposes:

          1. To elect four directors each for a term of three years as set forth in the Proxy Statement.

          2. To elect two directors for a term of two years as set forth in the Proxy Statement.

          3. To transact such other business as may properly come before the meeting.

     Only holders of Common Stock of record at the close of business on September 14, 1994 are entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                                     LAWSON K. SMITH
                                                        Secretary

September 29, 1994

                                   IMPORTANT

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO DATE AND SIGN THE PROXY ENCLOSED AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. IF YOU DO ATTEND THE MEETING IN PERSON, THE PROXY WILL NOT BE USED IF YOU SO REQUEST.

                              SPARTON CORPORATION
                            2400 East Ganson Street
                            Jackson, Michigan 49202

                                PROXY STATEMENT

                               ------------------

                                  SOLICITATION

     The enclosed Proxy is being solicited by the Board of Directors of the Corporation for the 1994 annual meeting of shareholders to be held October 26, 1994, and at any adjournment thereof. The cost of solicitation will be paid by the Corporation. In addition to the use of the mails, officers and regular employees of the Corporation and its subsidiaries may solicit proxies by telephone, telecopy or personal interview. This Proxy Statement and the form of Proxy are being mailed to shareholders on or about September 29, 1994.

                         OUTSTANDING SHARES AND VOTING

     As of September 14, 1994, the record date for the meeting, the Corporation had outstanding 7,811,370 shares of Common Stock (exclusive of 123,342 shares held in treasury), each entitled to one vote at the meeting. As of September 1, 1994, the persons named in the following table were known by the management to be the beneficial owners of more than 5% of the Corporation's outstanding Common
Stock:

                                    AMOUNT AND
                                      NATURE
       NAME AND ADDRESS            OF BENEFICIAL      PERCENT
      OF BENEFICIAL OWNER            OWNERSHIP       OF CLASS
- - -------------------------------    -------------     ---------
John J. Smith(1)
  1839 S. Walmont
  Jackson, Michigan 49203            2,050,000(2)      26.24%(2)
Lawson K. Smith(1)
  717 Fourth Street
  Lake Odessa, Michigan 48849          826,856(3)      10.59%(3)
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue, 11th Fl.
  Santa Monica, California
  90401                                398,000(4)       5.10%(4)

- - ---------------

(1) Mr. John J. Smith and Mr. Lawson K. Smith are brothers.

(2) All shares are owned directly by Mr. John J. Smith jointly with his wife. In addition, this amount does not include 431,600 shares held by several of the

    Company's retirement plans as to which Mr. Smith holds voting and investment powers in his capacity as Chief Executive Officer of the Company. Mr. Smith has no pecuniary interest in these shares and disclaims any beneficial ownership interest.

(3) Includes 10,000 shares owned individually by Mr. Lawson K. Smith, 731,656 shares owned by Mr. Smith jointly with his wife and 85,200 shares owned by Mr. Smith's wife.

(4) According to the Form 13G filed February 9, 1994, Dimensional Fund Advisors Inc. has sole voting power over 281,700 shares and sole dispositive power over 398,000 shares. Persons who are officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc. (the "Fund") and The Investment Trust Company (the "Trust"). The Fund and the Trust are open-end management investment companies registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 92,900 shares which are owned by the Fund and 23,400 shares which are owned by the Trust.

     As of September 1, 1994, the following table shows the shares of the Corporation's Common Stock beneficially owned by the four named executive officers identified in the Compensation Table shown later in this Proxy Statement and all officers and directors of the Corporation as a group (17 persons):

                                    AMOUNT AND NATURE OF
                NAME                BENEFICIAL OWNERSHIP     PERCENT OF CLASS
     ---------------------------    --------------------     ----------------
     John J. Smith                        2,050,000(1)            26.24%
     David W. Hockenbrocht                   60,369(2)              .77%(6)
     Richard H. Nichols                      46,000(3)              .59%(6)
     Jerry R. Gause                           4,700(4)              .06%(6)
     All Officers & Directors             3,119,661(5)            39.68%(6)

- - ---------------

(1) Reference is made to note (2) on page 1.

(2) Reference is made to note (3) on page 6.

(3) Includes 15,000 shares which Mr. Nichols has the right to acquire pursuant to options exercisable within 60 days.

(4) Includes 4,000 shares which Mr. Gause has the right to acquire pursuant to options exercisable within 60 days.

(5) Includes 50,667 shares under options held by officers and directors exercisable within 60 days.

(6) Calculated based on total shares outstanding plus the shares subject to options exercisable within 60 days as described in this Proxy Statement.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Chairman or Secretary of the Company, at or before the Annual Meeting, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chairman or Secretary of the Company at or before the Annual Meeting, or
(iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Chairman or Secretary of the Company at the Company's offices. Unless revoked, the shares represented by the enclosed Proxy will be voted at the meeting in accordance with any specification made thereon, if the Proxy is returned properly executed and is received in time for voting. Unless otherwise specified, the Proxy will be voted "FOR" the election of the six (6) nominees.

     Management does not intend to present, and does not know of anyone who intends to present any matters at the meeting to be acted upon by the shareholders not referred to in the Notice and this Proxy Statement. If any other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote in accordance with their judgment on such matters.

     The shareholders of the Corporation have cumulative voting rights in the election of directors at the meeting if written notice is given by any shareholder to the Chairman, President, a Vice President or the Secretary of the Corporation not less than 48 hours before the time fixed for holding the meeting that the shareholder desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice.

     If voting at the meeting is cumulative, each shareholder will have the right to cast that number of votes which equals the number of shares owned by the shareholder multiplied by the number of directors to be elected to each class, and the shareholder may cast all such votes for one candidate or distribute such votes among any number of candidates within the class as the shareholder elects. The actual number of shares required for election of a candidate will vary depending upon the total number of shares voting. However, shareholders owning 2,603,791 shares, or approximately 33 1/3% of the Corporation's outstanding shares, could elect at least one director to the class to be elected at the 1994 annual meeting for a term expiring in 1996. Sharehold-ers owning 1,562,275 shares, or approximately 20%, could elect at least one director to the class elected for a term expiring in 1997.

                             ELECTION OF DIRECTORS

     The directors previously elected by the shareholders whose terms of office expire at the annual meeting are Messrs. James N. DeBoer, David W. Hockenbrocht and Lawson K. Smith, each of whom is a nominee for election to a three (3) year term expiring in 1997. In addition, Rory Riggs is also a nominee for election to a three (3) year term expiring in 1997. Messrs. David B. Schoon and Michael N. Taglich are nominees for election to two (2) year terms expiring in 1996. The following portion of this Proxy Statement contains additional information about these nominees.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, the six individuals who receive the greatest number of votes cast by the holders of Common Stock will be elected as directors. Shares represented but not voted at the meeting, whether by abstention or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by Proxy will be tabulated by the Corporation's proxies appointed for that purpose.

     It is believed that all nominees are available for election and, if elected, will serve. However, in the event one of them is or should become unavailable, or should decline to serve, it is intended that the proxies will be voted for such substitute nominee or nominees as the persons named in the Proxy may in their discretion select.

     In the following table, the column "Amount and Nature of Beneficial Ownership" relates to common shares of the Corporation beneficially owned by the directors and nominees as of September 1, 1994, and is based upon information furnished by them.

                                                                                            AMOUNT
                                                                               HAS           AND
                                                                              SERVED      NATURE OF
                                                                               AS A       BENEFICIAL
                                                                             DIRECTOR       OWNER-       PERCENT OF
          NAME              AGE             PRINCIPAL OCCUPATION              SINCE        SHIP(1)        CLASS(1)
- - ------------------------    ---     -------------------------------------    --------     ----------     ----------
                           NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING IN 1997
James N. DeBoer             69      Partner, law firm of Varnum, Ridder-       1971            4,370          .06%
                                    ing, Schmidt & Howlett Grand Rapids,
                                    Michigan
David W. Hockenbrocht       59      President and Chief Operating Officer      1978           60,369(3)       .77%
                                    of Sparton Corporation, Jackson,
                                    Michigan

                                                                                            AMOUNT
                                                                               HAS           AND
                                                                              SERVED      NATURE OF
                                                                               AS A       BENEFICIAL
                                                                             DIRECTOR       OWNER-       PERCENT OF
          NAME              AGE             PRINCIPAL OCCUPATION              SINCE        SHIP(1)        CLASS(1)
- - ------------------------    ---     -------------------------------------    --------     ----------     ----------
Lawson K. Smith(2)          79      Vice President and Secretary of Spar-      1971          826,856(4)     10.59%
                                    ton Corporation, President of Sparton
                                    Engineered Products, Inc. - Lake
                                    Odessa Group, a wholly-owned sub-
                                    sidiary of the Corporation (manufac-
                                    turer of automotive parts and
                                    accessories), Lake Odessa, Michigan
Rory Riggs                  41      President & Chief Executive Officer,         --              -0-          -0-
                                    R F & P Corporation, Richmond, Vir-
                                    ginia, a real estate investment com-
                                    pany, since 1991. Managing Director,
                                    Mergers & Acquisitions Dept., Paine
                                    Webber, Inc., New York, New York,
                                    1981-1990
NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING IN 1996
David B. Schoon             43      President, Stock Portfolio Manage-           --              -0-          -0-
                                    ment, Inc., Grand Rapids, Michigan, a
                                    registered investment advisory ser-
                                    vices company, since 1992. Senior
                                    Stock Analyst for other registered
                                    investment advisory services compa-
                                    nies, 1986-1992.
Michael N. Taglich          29      Chairman and President, Taglich              --            2,200          .03%
                                    Brothers, D'Amadeo, Wagner & Co.,
                                    Inc. New York, New York, a regis-
                                    tered stock brokerage firm since
                                    1992. Vice President and Branch
                                    Manager of Weatherly Securities, a
                                    leveraged buyout and brokerage firm,
                                    New York, New York, 1987-1992.
DIRECTORS WHOSE TERMS EXPIRE IN 1996
Robert J. Kirk              81      Financial Consultant, Toledo, Ohio         1978            6,000          .08%
Marshall V. Noecker         79      President and owner of the Marshall        1963           30,000          .38%
                                    Noecker Group Companies (14 manu-
                                    facturing companies in the aluminum
                                    industry and 7 investment compa-
                                    nies), Garden City, Michigan

                                                                                            AMOUNT
                                                                               HAS           AND
                                                                              SERVED      NATURE OF
                                                                               AS A       BENEFICIAL
                                                                             DIRECTOR       OWNER-       PERCENT OF
          NAME              AGE             PRINCIPAL OCCUPATION              SINCE        SHIP(1)        CLASS(1)
- - ------------------------    ---     -------------------------------------    --------     ----------     ----------
DIRECTORS WHOSE TERMS EXPIRE IN 1995
John J. Smith(2)            82      Chairman of the Board and Chief Ex-        1950        2,050,000(5)     26.24%
                                    ecutive Officer of Sparton Corpora-
                                    tion, Jackson, Michigan
Blair H. Thompson           69      Formerly Vice President and Trea-          1972           57,024          .73%
                                    surer of Sparton Corporation, Jack-
                                    son, Michigan (Retired May 1, 1990)

- - ---------------

(1) Unless otherwise indicated by footnote, each director or nominee has sole voting power and owns the shares directly, or shares voting and investment power with his spouse or other family members under joint ownership.

(2) John J. Smith and Lawson K. Smith are "associates" of each other as defined in Rule 14a-1 of Regulation 14A of the Securities and Exchange Commission. The number of common shares beneficially owned by each of them is set forth in the preceding table.

(3) Includes 10,667 shares which Mr. Hockenbrocht has the right to acquire pursuant to options exercisable within 60 days. Such shares have been added to the total shares outstanding in computing Mr. Hockenbrocht's percentage ownership.

(4) Reference is made to note (3) on page 2.

(5) Reference is made to note (2) on page 1.

     Mr. John J. Smith and Mr. Lawson K. Smith are brothers. There are no other family relationships between the nominees and the directors named above. Except as noted, the principal occupations referred to have been held by the foregoing nominees and directors for at least five years.

     Mr. Robert J. Kirk is a director of Seaway Foodtown, Inc., Toledo, Ohio and Harbor Funds, Toledo, Ohio (six separate funds). Mr. Rory Riggs is a director of Biomatrix, Inc.

     The Board of Directors, which had six meetings during the past year, has standing audit and compensation committees. There is no nominating committee. The responsibilities of the audit committee, which met twice last year and consists of Robert J. Kirk and Marshall V. Noecker, include reviewing the general scope of the audit of the Corporation's financial statements and the results of the audit with the auditors and management. The compensation committee, which met one time last year and consists of John J. Smith, Robert J. Kirk, Marshall V. Noecker, James N. DeBoer and Blair H. Thompson, establishes the remuneration, including stock options, to be paid or offered to the Corporation's executive officers. All Directors attended at least 75% of the meetings of the Board and committees on which they serve.

     Directors who are not employees of the Corporation are compensated at the rate of $350 per month and $500 for each directors' meeting attended. Members of the audit committee receive $500 for each audit committee meeting attended. Directors who are employees of the Corporation receive $350 for each directors' meeting attended.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following tables provide certain data and information on the compensation of the Company's Chief Executive Officer and other executive officers whose annual salary and bonus exceeded $100,000. This report addresses the Company's compensation policies and programs for the year ended June 30, 1994, the details of which are reflected in the tables set forth in the following pages of this Proxy Statement. While this is only the second year for this reporting format, the Company's and the Board's policies and practices pertaining to the compensation of executive officers and management has been in effect for a number of years.

COMPENSATION COMMITTEE REPORT

     Decisions on the compensation of the Company's executive officers are made by the Board's Compensation Committee. This Committee is composed of the four non-employee directors, Messrs. Noecker, Kirk, DeBoer and Thompson and Mr. John
J. Smith, Chairman of the Board and Chief Executive Officer. The compensation of Mr. John J. Smith is determined by these four non-employee directors.

     The Company has long established policies and practices intended to compensate its salaried employees in a manner that will enable the Company to attract, retain and motivate them to accomplish corporate goals and objectives. These policies and practices encourage management to remain dedicated to the maximization of shareholder value. The Compensation Committee establishes compensation for its key executives through a comparison of its salary levels with companies of comparable size, sales and profitability.

     The Company's compensation program is comprised of several elements: cash compensation (including salary and incentive bonus), incentive stock options and defined benefit and defined contribution retirement plans. Reflective of the Company's goal of relating compensation to corporate performance, the incentive bonus compensation plan permits certain executive officers to earn additional compensation if the pretax earnings of their operating unit is in excess of an established goal. The bonus for all other key executives is a subjective determination by the Compensation Committee based upon an evaluation of the employee's individual performance, level of responsibility and experience.

     The Company's Chief Executive Officer is compensated pursuant to Employment Agreements that have been in existence since 1950. The present Agreement expired on June 30, 1994. Under the terms of this contract, Mr. Smith's annual salary for fiscal 1994 was $261,716. The contract also provides for an annual cash bonus equal to 5% of the Corporation's pretax earnings in excess of $5,000,000 with the bonus limited to $145,000 for the fiscal year ended June 30, 1994. For the year ended June 30, 1994, Mr. Smith accepted approximately seventy-nine percent of the total salary which he was entitled to receive under the terms of his employment contract. No bonus was payable under the terms of the contract for fiscal 1994.

     On August 26, 1994, a new three-year employment agreement for Mr. Smith was agreed to in principle. Pursuant to that agreement, Mr. Smith's annual compensation for fiscal 1995 is established at $274,802 with annual increases of 5% per year. In addition, the bonus limit is increased to $150,000 for each of the three years.

     Effective June 1, 1994, Mr. Smith has voluntarily reduced his compensation to a rate of $120,000 per annum. This reduction will remain in effect until such time as the Company receives notice from Mr. Smith that he elects to return to the contract rate of compensation.

     Pursuant to prior employment agreements with Mr. Smith, a deferred compensation account was established. Mr. Smith is entitled to receive payments in monthly installments following termination of employment; or, subject to prior approval of the Corporation's Board of Directors, from time to time in lump sums upon Mr. Smith's request. During fiscal 1994, Mr. Smith requested and received $161,172. The balance in Mr. Smith's deferred compensation account will be paid in a lump sum upon his death. Beginning July 1, 1976, the Corporation agreed to credit interest to Mr. Smith's deferred compensation account at the rate of 1 1/2% above the prime rate, but not exceeding 10%, but if the prime rate exceeds 10% then interest will be credited at the prime rate, but in no event at a rate exceeding 14%. At June 30, 1994, the balance in Mr. Smith's deferred compensation account was $1,912,265.

    Marshall V. Noecker                    Robert J. Kirk
    James N. DeBoer                        John J. Smith
    Blair H. Thompson

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     Mr. John J. Smith is a member of the Compensation Committee and as such participates in establishing compensation for executives of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and the three other executive officers whose annual compensation exceeded $100,000 (the Named Executives) for services rendered in all capacities during the fiscal years ended June 30, 1994, 1993 and 1992.

                              ANNUAL COMPENSATION

                                                                  OPTIONS/
                                                                    SARS          ALL OTHER
   NAME AND PRINCIPAL        FISCAL                                AWARDED         COMPEN-
        POSITION              YEAR       SALARY       BONUS       (NUMBER)          SATION
- - -------------------------    -------    --------     --------     ---------     --------------
John J. Smith                 1994      $206,287     $    -0-                      $163,272(2)
Chairman of the Board         1993       186,940      139,000                         1,400(1)
and Chief Executive           1992       197,855      133,000                         1,400(1)
Officer
David W. Hockenbrocht         1994       196,350          -0-                         2,100(1)
President and Chief           1993       188,000       21,205       32,000            1,400(1)
Operating Officer             1992       181,033       33,610                         1,400(1)
Richard H. Nichols            1994       129,425          -0-                           -0-
Vice President and            1993       123,789       23,228       15,000              -0-
General Manager               1992       119,617       34,759                           -0-
Jerry R. Gause                1994        80,884       21,000                         3,378(3)
Vice President and            1993        77,250       18,000        5,000            4,183(3)
General Manager               1992        75,000       15,000                         3,599(3)

- - ---------------

(1) Directors Fees.

(2) Directors fees and amounts paid pursuant to deferred compensation arrangement discussed on page 8.

(3) Company contributions to employee's defined contribution benefit plan.

OPTIONS GRANTS IN LAST FISCAL YEAR

     There were no options granted to any Named Executives or other officers or employees for the fiscal year ended June 30, 1994.

OPTION/SAR EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the Named Executives, concerning the exercise of stock options or stock appreciation rights ("SARs") during the last fiscal year and unexercised options and SARs held at June 30, 1994.

                      AGGREGATED OPTION/SARS EXERCISED IN
                      LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                  NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED IN THE
                                                                                                    MONEY OPTIONS/SARS AT FISCAL
                               SHARES                        OPTIONS/SARS AT FISCAL YEAR-END                YEAR-END(1)
                             ACQUIRED ON        VALUE        --------------------------------     --------------------------------
          NAME                EXERCISE        REALIZED       EXERCISABLE       UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
- - -------------------------    -----------     -----------     ------------     ---------------     ------------     ---------------
John J. Smith                      -0-         $   -0-         $    -0-               -0-            $  -0-            $   -0-
David W. Hockenbrocht              -0-             -0-            5,333            26,667               -0-                -0-
Richard H. Nichols                 -0-             -0-           18,750            11,250            20,625                -0-
Jerry R. Gause                     -0-             -0-            2,750             3,750             2,063                -0-

- - ---------------

(1) The value of unexercised options/SARs reflects the increase in market value of the Common Stock from the date of grant through June 30, 1994 (when the closing price of the Company's Common Stock was $5.75 per share). Value actually realized upon exercise by the Named Executive will depend on the value of the Company's Common Stock at the time of exercise.

RETIREMENT PROGRAMS

     The Corporation maintains a defined benefit retirement plan for employees of Sparton Corporation and one subsidiary which provides for monthly pensions following retirement. During the past year, no cash contributions were made by the Corporation to the plan as in the judgment of the Corporation's independent actuaries, the pension plan was fully funded. The plan provides a basic benefit of $2.25 per month for each year of credited service up to a maximum of $90 per month. In addition, for those participants who contribute 5% of their monthly compensation (excluding bonuses) per month, the plan provides for an additional monthly pension amount equal to 1 1/2% of the participant's final 10-year average monthly compensation (excluding bonuses) times the participant's years of contributory credited service to a maximum of 30 years. The following table shows the estimated annual retirement benefits in specified remuneration and service classifications upon normal retirement at age 65. The benefits shown are not subject to any deduction for Social Security or other offset amounts. (For fiscal years beginning after June 30, 1993, the maximum amount of annual compensation allowed to be included in determining final average compensation has been limited by statute to $150,000. This amount is subject to future adjustment by the Internal Revenue Service.)

   FINAL 10-YEAR
    AVERAGE ANNUAL           YEARS OF CONTRIBUTORY AND CREDITED SERVICE AT AGE 65
 EARNINGS (EXCLUDES      ------------------------------------------------------------
      BONUSES)              10           15           20           25           30
- - --------------------     --------     --------     --------     --------     --------
      $ 60,000           $  9,270     $ 13,905     $ 18,540     $ 23,175     $ 27,810
        80,000             12,270       18,405       24,540       30,675       36,810
       100,000             15,270       22,905       30,540       38,175       45,810
       120,000             18,270       27,405       36,540       45,675       54,810
       140,000             21,270       31,905       42,540       53,175       63,810
       160,000             24,270       36,405       48,540       60,675       72,810
       180,000             27,270       40,905       54,540       68,175       81,810

     The following Named Executives have credited years of contributory credited service under the plan and current annual earnings, for benefit purposes, as set forth below.

                                                              CURRENT ANNUAL
                                  YEARS OF CONTRIBUTORY    EARNINGS (EXCLUDING
             NAME                   CREDITED SERVICE              BONUS)
- - ------------------------------    ---------------------    --------------------
David W. Hockenbrocht                     17.50                  $196,350
Richard H. Nichols                        29.58                   131,000

     Mr. John J. Smith and Mr. Jerry R. Gause do not participate in the Company's defined benefit retirement plan.

     Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company's directors and executive officers, as well as any person holding more than ten percent of a registered class of the Company's equity securities, are required to report any changes in their ownership of the Company's securities to the Securities and Exchange Commission and the New York Stock Exchange. To the Company's knowledge, all required reports were properly filed by such persons during the fiscal year ended June 30, 1994, except that Jerry R. Gause failed to file one report related to his purchase of 200 shares of Common Stock on April 12, 1994.

PERFORMANCE GRAPH

     The following is a line-graph presentation comparing cumulative, five-year shareholder return, on an indexed basis, of the Company's Common Stock with that of a broad market index (the S&P 500 Composite Index) and a weighted index made up of selected S&P 500 indices including Electronics Defense (50%), Automobiles (25%) and Industrials (25%). The Company selected this weighted index because the companies included therein are engaged in operations similar to the Company's operations. The comparison assumes a $100 investment on June 30, 1989 and the reinvestment of dividends.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
       SPARTON CORPORATION, S&P 500 COMPOSITE INDEX AND AN INDUSTRY INDEX
                          (INDEX JUNE 30, 1989 = 100)

       MEASUREMENT PERIOD                              S&P WEIGHTED      SPARTON COR-
      (FISCAL YEAR COVERED)          S&P 500 INDEX         INDEX           PORATION
1989                                            100               100               100
1990                                            117               116                44
1991                                            125               136                64
1992                                            142               140                78
1993                                            161               176                57
1994                                            164               184                62

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     John J. Smith and his wife and Lawson K. Smith lease a manufacturing facility located in White Cloud, Michigan to Sparton Engineered Products, Inc.
- - -- KPI Group, a wholly owned subsidiary of the Corporation (KPI Group). John J.
Smith and his
wife also lease a facility located in Grand Haven, Michigan to KPI Group. Both the facilities are occupied under lease agreements that allow termination by either party upon ninety (90) day notice. The agreements, the result of arms-length type negotiations, grant the Corporation the option to acquire the properties during the lease term for $252,600 and $223,200, respectively.
Original leases of these facilities were in existence prior to the Corporation's acquisition of KPI Group.

                              INDEPENDENT AUDITORS

     Representatives of Ernst & Young LLP, the Corporation's independent auditors for many years, are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                  SHAREHOLDER PROPOSALS -- 1995 ANNUAL MEETING

     Any proposal of a shareholder intended to be presented for action at the next annual meeting of the Corporation must be received by the Corporation at 2400 East Ganson Street, Jackson, Michigan 49202, not later than June 1, 1995, if the shareholder wishes the proposal to be included in the Corporation's proxy materials for that meeting.

                                          By Order of the Board of Directors

                                          LAWSON K. SMITH
                                          Secretary
September 29, 1994

                                        PROXY
                                 SPARTON CORPORATION

                           ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD OCTOBER 26, 1994

                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        John J. Smith, Lawson K. Smith and R. Jan Appel, and each of them, are hereby appointed proxies of the undersigned with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of SPARTON CORPORATION on October 26, 1994 at 10:00 A.M., local time, and any and all adjournments thereof, and to vote thereat as designated below, all the shares of said Corporation which the undersigned would be entitled to vote if personally present.

     1. In the election of four directors for terms expiring in 1997.

              FOR all nominees listed below                                          WITHHOLD AUTHORITY
              (except as marked to the contrary below)       / /                     to vote for all nominees listed below     /
                                                                                     /

       James N. DeBoer, David W. Hockenbrocht, Lawson K. Smith and Rory Riggs

     2. In the election of two directors for terms expiring in 1996.

              FOR all nominees listed below                                          WITHHOLD AUTHORITY
              (except as marked to the contrary below)       / /                     to vote for all nominees listed below     /
                                                                                     /

                       David B. Schoon and Michael N. Taglich
     (Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.)

                                 (Continued, and to be signed, on reverse side.)

                                                (Continued from the other side.)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS AS PROVIDED IN ITEMS 1 AND 2.

         PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS HEREIN AND RETURN IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE. IF EXECUTING ON BEHALF OF A CORPORATION, MINOR, ETC. SIGN THAT NAME AND ADD SIGNATURE AND CAPACITY OF AUTHORIZED SIGNER.
                                                Dated                     , 1994

                                                --------------------------------

                                                --------------------------------